Principal Exchange-Traded Funds
Supplement dated December 13, 2019
to the Statement of Additional Information dated November 1, 2019

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table add the following Board Members alphabetically to the Nominating and Governance Committee members listed:
Leroy Barnes
Fritz Hirsch

INVESTMENT ADVISORY AND OTHER SERVICES
In the Conflicts of Interest and Allocation of Trades section, delete the last bulleted paragraph and replace with the following:

•	PGI provides ongoing oversight of the funds' investments to monitor adherence to their investment program.